SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549

                     -----------------------

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 21, 2006

              PATRIOT TRANSPORTATION HOLDING, INC.
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     (Exact name of registrant as specified in its charter)



        FLORIDA              33-26115            59-2924957
------------------------ -----------------  --------------------
    (State or other         (Commission       (I.R.S. Employer
      jurisdiction         File Number)      Identification No.)
   of incorporation)

1801 Art Museum Drive                               32207
Jacksonville, Florida
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(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code: (904) 396-5733
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  (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[   ]  Written  communications pursuant to  Rule  425  under  the
Securities Act (17 CRF 230.425)

[   ]  Soliciting  material pursuant to  Rule  14a-12  under  the
Exchange Act (17 CFR 240.14a-12)


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[   ]  Pre-commencement communications pursuant to Rule  14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c)
under the Exchange Act (17 CFR 240.13e-4(c))

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                   CURRENT REPORT ON FORM 8-K

              PATRIOT TRANSPORTATION HOLDING, INC.

                          June 21, 2006


ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On June 21, 2006, the Audit Committee of the Board of Directors of Patriot Transportation Holding, Inc. (the "Company"), dismissed PricewaterhouseCoopers LLP ("PWC") as the Company's independent registered public accounting firm, effective immediately. The Audit Committee also engaged Hancock Askew & Co. ("Hancock Askew") to serve as the Company's principal public accountants effective immediately.

PWC's reports on the consolidated financial statements of the Company as of and for the fiscal years ended September 30, 2005 and 2004 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle.

During the fiscal years ended September 30, 2005 and 2004 and through June 21, 2006 there were no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to PWC's satisfaction, would have caused them to make reference thereto in their reports on the financial statements for such years; and there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

The   Company   provided  PWC  with  a  copy  of  the   foregoing
disclosures.   Attached as Exhibit 16 is a copy of PWC's  letter,
dated June 26, 2006, stating whether or not they agree with such statements.

During the fiscal years ended September 30, 2005 and 2004 and through June 21, 2006, the Company did not consult Hancock Askew with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K. The Company requested that Hancock Askew review the information set forth in this paragraph and in the


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second sentence of this Item 4.01 before this Current Report on
Form 8-K was filed with the Securities and Exchange Commission.


ITEM  7.01  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
AND EXHIBITS.

     (c)  Exhibits.

           Exhibit 16 - Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated June 26, 2006.



                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be
signed   on   its  behalf  by  the  undersigned  thereunto   duly
authorized.

                            PATRIOT  TRANSPORTATION  HOLDING, INC.


Date: June 27, 2006         By:  /s/ Ray M. Van Landingham
                           ---------------------------------------
                            Ray M. Van Landingham
                            Vice President, Finance and
                            Administration and Chief Financial
                            Officer


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                          EXHIBIT INDEX

Exhibit No.
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 16    Letter   from   PricewaterhouseCoopers   LLP   to    the
       Securities and Exchange Commission dated June 26, 2006.


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                          EXHIBIT 16


 June 26, 2006

 Securities and Exchange Commission
 100 F Street, N.E.
 Washington, DC 20549

 Commissioners:

 We have read the statements made by Patriot Transportation Holding, Inc. (copy attached), which we understand will be filed with the Securities and Exchange Commission, pursuant to Item
 4.01 of Form 8-K, as part of the Form 8-K of Patriot Transportation Holding, Inc. dated June 21, 2006. We agree with the statements concerning our Firm in such Form 8-K.

 Very truly yours,

 /s/ PricewaterhousCooper LLP

 PricewaterhouseCoopers LLP



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